UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 1, 2006

Naturade, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Valencia Ave. Suite 100, Brea, California 92823
(Address of principal executive offices) (Zip Code)

800-421-1830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

On September 1, 2006, BDO Seidman, LLP (the “BDO”) was dismissed as the Company’s independent registered public accounting firm. The Company has engaged Squar, Milner, Reehl & Williamson, LLP (the “Squar Milner”) on September 6, 2006. The decision to change accountants was approved by the Company’s board of directors. The Company did not consult with Squar Milner on any matters prior to retaining such firm as its principal accountants.

BDO’s audit reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005,2004 and 2003, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2004 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2005, 2004 and 2003, and through the subsequent period ended September 1, 2006, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of BDO Milner would have caused them to make reference thereto in their reports on the consolidated financial statements for such periods.

During the years ended December 31, 2005, 2004,and 2003, through the subsequent period ended September 1, 2006, BDO did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) or (B) of Item 304 of Regulation S-B except as follows:

On September 1, 2006, the Company provided BDO with its disclosures in this Form 8-K disclosing the dismissal of BDO and requested in writing that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BDO’s response is filed as an exhibit to this Current Report on Form 8-K.

Item 8.01 Other Events

The Company has changed the address of its principal executive office from 14370 Myford Road, Irvine, CA 92606 to 601 Valencia Avenue, Suite 100, Brea, CA 92823.

Our current telephone number is (800) 421-1830 and our current fax number is (714) 986-7320.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter dated September 18, 2006 from BDO Seidman, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2006	NATURADE, INC.
/s/ Gary Cannon Gary Cannon Secretary